FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) August 22, 2005
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         Meridian Healthcare Growth and Income Fund Limited Partnership
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             (Exact Name of Registrant as Specified in its Charter)



        Delaware                       000-17596               52-1549486
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                    Identification Number)


         300 East Lombard Street - Suite 1200, Baltimore, Maryland     21202
       ---------------------------------------------------------     ---------
               (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083
                                 ---------------


                                       N/A
         (Former name or former address, if changed since last report.)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01.  Regulation FD Disclosure

         On August 22, 2005, Meridian Healthcare Growth and Income Fund Limited Partnership (the "Fund") announced that pursuant to the terms and conditions of its consent solicitation commenced on June 21, 2005, as of 5:00 p.m., Eastern Time, on August 19, 2005 the Fund had received the affirmative vote of investors holding more than 50% of outstanding units to: (i) the sale of all or substantially all of the Fund's assets to FC Properties VI, LLC, (ii) the dissolution, liquidation and winding up of the Fund, and (iii) the amendment of the Fund's limited partnership agreement.

         The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MERIDIAN HEALTHCARE GROWTH AND INCOME
                                        FUND LIMITED PARTNERSHIP


DATE:  August 22, 2005                  By:    /s/   Timothy M. Gisriel
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                                        Timothy M. Gisriel
                                        Treasurer
                                        Brown-Healthcare, Inc.
                                        Administrative General Partner